                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of OHM Corporation, an Ohio corporation, hereby constitutes and appoints James L. Kirk and Pamela K.M. Beall, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for each of the undersigned and in the name, place and stead of each of the undersigned, to sign on behalf of each of the undersigned a Registration Statement on Form S-8 with respect to the Retirement and Incentive Compensation Plan, pursuant to the Securities Act of 1933 and to sign any and all amendments or supplements to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original with respect to the person executing it.

                  Executed as of this 10th day of September 1996.

/s/ Victor J. Barnhart                    /s/ Herbert A. Getz
---------------------------               -------------------------------
Victor J. Barnhart                        Herbert A. Getz
Director                                  Director

/s/ Ivan W. Gorr                          /s/ Dr. Charles D. Hollister
---------------------------               -------------------------------
Ivan W. Gorr                              Dr. Charles D. Hollister
Director                                  Director

/s/ James L. Kirk                         /s/ Joseph R. Kirk
---------------------------               -------------------------------
James L. Kirk                             Joseph R. Kirk
Chairman of the Board,                    Director
President and Chief Executive
Officer and Director (Principal
Executive Officer)

/s/ James E. Koenig                       /s/ Richard W. Pogue
---------------------------               -------------------------------
James E. Koenig                           Richard W. Pogue
Director                                  Director

/s/ Charles W. Schmidt                    /s/ Kris E. Hansel
---------------------------               -------------------------------
Charles W. Schmidt                        Kris E. Hansel
Director                                  Controller (Principal
                                          Financial Officer and
                                          Principal Accounting Officer)

                               Page 11 of 12 Pages